UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 4, 2022

Ally Auto Receivables Trust 2022-2

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-262894-02	32-6540741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 500 Woodward Avenue Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,130,421,031.46 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-262894) under the Securities Act of 1933, as amended (the “Act”), filed on February 22, 2022, as amended by Pre-Effective Amendment No. 1 on March 25, 2022 (as amended, the “Registration Statement”).

On October 4, 2022, Ally Auto and Ally Bank (the “Sponsor”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of an amount of certain asset backed notes of Ally Auto Receivables Trust 2022-2 (the “Issuing Entity”) in the following classes: (i) the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), (ii) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and (iii) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”). The retained Class A-1 Asset Backed Notes (the “Class A-1 R Notes”), the retained Class A-2 Asset Backed Notes (the “Class A-2 R Notes”), the retained Class A-3 Asset Backed Notes (the “Class A-3 R Notes”), the retained Class A-4 Asset Backed Notes (the “Class A-4 R Notes” and, together with the Class A-1 R Notes, the Class A-2 R Notes and the Class A-3 R Notes, the “Class A R Notes”), the retained Class B Asset Backed Notes (the “Class B R Notes”), the retained Class C Asset Backed Notes (the “Class C R Notes”) and the retained Class D Asset Backed Notes (the “Class D R Notes” and, collectively with the Class A R Notes, the Class B R Notes and the Class C R Notes, the “Retained Notes” and the Retained Notes together with the Offered Notes, the “Notes”) will also be issued by the Issuing Entity. The Offered Notes have an aggregate principal balance of $739,020,000. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Retained Notes will be initially retained or held by Ally Auto or a majority-owned affiliate of the Sponsor. Five percent (5%) of the Certificates of the Issuing Entity will be initially retained or held by Ally Auto or a majority-owned affiliate of the Sponsor and ninety-five percent (95%) will be initially held or retained by Ally Auto or an affiliate of Ally Auto. It is expected that the Notes will be issued on or about October 12, 2022 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which (other than the Securities Account Control Agreement) were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and U.S. Bank Trust Company, National Association, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus, dated as of October 4, 2022, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on October 6, 2022.

Legal opinions of Mayer Brown LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item	9.01. Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of October 4, 2022, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2022-2 and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of October 12, 2022.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, to be dated as of October 12, 2022.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of October 12, 2022.

Exhibit 5.1	Opinion of Counsel of Mayer Brown LLP, dated as of October 6, 2022.

Exhibit 8.1	Opinion of Counsel of Mayer Brown LLP, dated as of October 6, 2022.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2022-2, as Issuing Entity, to be dated as of October 12, 2022.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of October 12, 2022.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, Ally Bank, as Administrator, and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of October 12, 2022.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2022-2, as Issuing Entity, to be dated as of October 12, 2022.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of October 12, 2022.

Exhibit 99.6	Securities Account Control Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, to be dated as of October 12, 2022.

Form 8-K re: transaction documents and

underwriting agreement

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 4, 2022, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2022-2 and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of October 12, 2022.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, to be dated as of October 12, 2022.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of October 12, 2022.

Exhibit 5.1	Opinion of Counsel of Mayer Brown LLP, dated as of October 6, 2022.

Exhibit 8.1	Opinion of Counsel of Mayer Brown LLP, dated as of October 6, 2022.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2022-2, as Issuing Entity, to be dated as of October 12, 2022.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of October 12, 2022.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, Ally Bank, as Administrator, and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of October 12, 2022.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2022-2, as Issuing Entity, to be dated as of October 12, 2022.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of October 12, 2022.

Exhibit 99.6	Securities Account Control Agreement among Ally Auto Receivables Trust 2022-2, as Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, to be dated as of October 12, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ Charles Salter
Name:	Charles Salter
Title:	Vice President

Dated: October 6, 2022